UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2013

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 2.1
Waiver and First Amendment to Agreement and Plan of Merger, dated as of May 19, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Waiver and First Amendment to Merger Agreement

On May 19, 2013, MPG Office Trust, Inc., a Maryland corporation (the “Company”), MPG Office, L.P., a Maryland limited partnership (the “Partnership”), Brookfield DTLA Holdings LLC, a Delaware limited liability company that was converted from a Delaware limited partnership on May 10, 2013 (“Parent”), Brookfield DTLA Fund Office Trust Investor Inc., a Maryland corporation (“Sub REIT”), Brookfield DTLA Fund Office Trust Inc., a Maryland corporation (“REIT Merger Sub”), and Brookfield DTLA Fund Properties LLC, a Maryland limited liability company (“Partnership Merger Sub”) (Parent, Sub REIT, REIT Merger Sub and Partnership Merger Sub, collectively, the “Brookfield Parties”), entered into a Waiver and First Amendment to Agreement and Plan of Merger (the “Waiver and Amendment”) to that certain Agreement and Plan of Merger, dated as of April 24, 2013 (the “Merger Agreement”), which provides for the merger of the Company with and into REIT Merger Sub (the “REIT Merger”), with REIT Merger Sub surviving the REIT Merger (the “Surviving Entity”), and a merger of Partnership Merger Sub with and into the Partnership (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”), with the Partnership surviving the Partnership Merger (the “Surviving Partnership”).

The Merger Agreement provides that, if more than 66.6% of the shares of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (collectively, the “Company Preferred Shares”) outstanding on the date of the Merger Agreement are tendered in the Tender Offer (as defined in the Merger Agreement), then Parent has the right, subject to applicable law and compliance with the Company’s charter, to cash out any non-tendering Company Preferred Shares in the REIT Merger at the Offer Price (as defined in the Merger Agreement).

Pursuant to the Waiver and Amendment, Parent has irrevocably waived its right to cash out non-tendered Company Preferred Shares as described above. Accordingly, all Company Preferred Shares that are not validly tendered and accepted for payment in the Tender Offer will be converted into shares of 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Sub REIT (collectively, the “Sub REIT Preferred Shares”).

The Waiver and Amendment also permits Parent to make amendments to the limited partnership agreement of the Partnership in order to effectuate the provisions of the Merger Agreement relating to the potential investment in the Partnership by DTLA Fund Holding Co., the conversion of general partner common units of the Partnership into general partner common units of the Surviving Partnership, and the conversion of limited partner common units held by any subsidiary of the Company into Series B Partnership general partner units.

The Waiver and Amendment also clarifies that the Tender Offer Purchaser (as defined in the Merger Agreement) will not consummate the Tender Offer except immediately prior to the effective time of the REIT Merger unless both the Company and the Tender Offer Purchaser agree in writing.

In addition, the Waiver and Amendment reflects certain changes relating to a registration statement on Form S-4 (the “Form S-4”) that Sub REIT will file with the Securities and Exchange Commission (“SEC”) in connection with the potential issuance of Sub REIT Preferred Shares to the holders of Company Preferred Shares. The Waiver and Amendment clarifies that, in the absence of an SEC stop order that is then in effect, the effectiveness of the Form S-4 is not a condition to the Brookfield Parties’ obligations to consummate the Mergers or the other transactions contemplated by the Merger Agreement. However, if all the conditions to the obligations of the Brookfield Parties to consummate the Mergers and the other transactions contemplated by the Merger Agreement have been satisfied (other than those required to be satisfied or waived at the closing of the Mergers) but either (i) the Form S-4 has not become effective or (ii) the SEC has issued a stop order that is in effect, then Parent will have the right to delay the closing until the earliest to occur of (A) the date specified by Parent in the written notice exercising this right, (B) one business day after the effectiveness of the Form S-4, (C) one business day after any stop order issued in respect of the Form S-4 has been lifted, reversed or otherwise terminated, and (D) September 25, 2013. If Parent exercises this right, (X) Parent will be deemed to have immediately and irrevocably waived all of the conditions to its obligations to close the Mergers, other than the conditions relating to the following: (1) the absence of a legal restraint prohibiting the consummation of the Mergers and the other transactions contemplated by the Merger Agreement to the extent not related to a stop order suspending the effectiveness of the Form S-4, (2) performance by the Company and the Partnership of their agreements and covenants under the Merger Agreement, but only if the failure of such condition to be satisfied arises from an action by the Company or the Partnership that constitutes a willful and material breach of the Merger Agreement that results in a long-term adverse effect on the business of the Company and the Partnership (a “willful and material breach”), and (3) the absence of a Material Adverse Effect (as defined in the Merger Agreement); and (Y) after August 15, 2013, Parent will be deemed to have irrevocably waived all conditions to its obligations to close the Mergers except for the condition related to the performance by the Company and the Partnership of their agreements and covenants under the Merger Agreement, but only if the failure of such condition to be satisfied arises from an action by the Company or the Partnership that constitutes a willful and material breach of the Merger Agreement.

The Waiver and Amendment further provides that if either the Form S-4 has not become effective or the SEC has issued a stop order suspending the effectiveness of the Form S-4, the Company may extend the Outside Date (as defined in the Merger Agreement) up to until October 31, 2013. Additionally, if Parent elects to exercise its right to delay the closing as discussed above, then (i) on or prior to August 15, 2013, Parent’s right to terminate the Merger Agreement due to the failure of the Mergers to be consummated by the Outside Date will be limited to situations where there is a legal restraint prohibiting the consummation of the Mergers and the other transactions contemplated by the Merger Agreement (other than to the extent related to a stop order suspending the effectiveness of the Form S-4) or there is a Material Adverse Effect, and (ii) after August 15, 2013, Parent will be deemed to have waived irrevocably any right to terminate the Merger Agreement due to the failure of the Mergers to be consummated by the Outside Date.

A copy of the Waiver and Amendment is attached hereto as Exhibit 2.1. The foregoing description of the Waiver and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver and Amendment.

Additional Information about the Proposed Transaction and Where to Find It

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger transaction, the Company expects to file a proxy statement with the SEC. The Company also plans to file other relevant documents with the SEC regarding the proposed merger transaction. Separately, one of the subsidiaries of Brookfield Office Properties Inc., an Ontario corporation (“Brookfield”) will file Tender Offer materials with the SEC and the Company will file a Solicitation/Recommendation Statement with respect to the Tender Offer. In addition, an affiliate of Brookfield may file a registration statement with the SEC relating to preferred stock of such affiliate that may be issued to holders of the Company’s preferred stock who do not tender into the Tender Offer. The Tender Offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents) and the Solicitation/Recommendation Statement, as well as any related registration statement, will contain important information, which should be read carefully before any decision is made with respect to the Tender Offer. INVESTORS ARE URGED TO READ THE PROXY STATEMENT, THE TENDER OFFER DOCUMENTS, THE SOLICITATION/RECOMMENDATION STATEMENT, ANY RELATED REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available), the Tender Offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other offer documents), the Solicitation/Recommendation Statement, any related registration statement and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov.

Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at http:// www.mpgoffice.com or by directing a written request to MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, Attention: Peggy Moretti. Once filed with the SEC, copies of the Tender Offer materials and the Solicitation/Recommendation Statement, as well as any related registration statement, may also be obtained for free by contacting the Information Agent for the Tender Offer which will be named in the Tender Offer materials.

Participants in the Merger Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward Looking Statements

In addition to historical information, this Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended). These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve risks and uncertainties that could significantly affect the financial results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “projects,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature.

Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company. All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to rent and occupancy growth, general conditions in the geographic areas where the Company operates and the availability of capital, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, there can be no assurance that such expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets, interest rates, credit spreads, and foreign currency exchange rates, (iii) changes in the real estate markets, (iv) maintenance of real estate investment trust status, (v) availability of financing and capital, (vi) risks associated with the ability to consummate the merger and the timing of the closing of the merger, and (vii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time. The Company does not undertake any duty to update and revise statements contained in these materials based on new information or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1*
Waiver and First Amendment to Agreement and Plan of Merger, dated as of May 19, 2013, by and among MPG Office Trust, Inc., MPG Office, L.P., Brookfield DTLA Holdings LLC (which was converted from a Delaware limited partnership on May 10, 2013), Brookfield DTLA Fund Office Trust Investor Inc., Brookfield DTLA Fund Office Trust Inc., and Brookfield DTLA Fund Properties LLC

_________

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ CHRISTOPHER M. NORTON
Christopher M. Norton Executive Vice President General Counsel & Secretary

Dated:   As of May 20, 2013